EXHIBIT 99.1

ENSCO
Go Beyond

Fleet Status Report

15 April 2013

ENSCO 110

Ensco ordered a new premium jackup to be delivered in early 2015. ENSCO 110 is based on the Keppel FELS B Class Bigfoot design and will have customized enhancements like dual drilling fluid capability and more accommodation units. This rig fits into our standardization strategy as three other rigs in Ensco's fleet are of the Keppel FELS B Class Bigfoot design.

Ensco plc Fleet Status Report 15 April 2013

Monthly Changes
Bolded rig names and underlined text signify changes in rig status from previous report.
Rig Type Region / Rig	Design	Water Depth' (1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail (2)	Comments

Floaters

North & South America (excluding Brazil)
ENSCO DS-3	Drillship, DP3 Samsung	10000/12000	BP	Low 490s	U.S. Gulf of Mexico	Jun. 16	Zero rate for 45 days in 1Q13. Plus cost adjustments
ENSCO DS-5	Drillship, DP3 Samsung	10000/12000	Petrobras	Mid 430s	U.S. Gulf of Mexico	Jul. 16	Zero rate for 27 days in 1Q13. Eligible for bonus opportunity up to 17%, plus cost adjustments
ENSCO 8500	Semisubmersible DP	8500/10000	Anadarko/Eni	Low 300s	U.S. Gulf of Mexico	Sep. 14
Planned inspection for approx. 20 days in 4Q13 at zero rate. Plus approx. $31,000 per day for lump sum payment of $20 million and one-time reimbursable costs of $27 million amortized through Aug. 13. Plus cost adjustments and three 1-year same-rate options

ENSCO 8501	Semisubmersible DP	8500/10000	Nexen/Noble Energy	Mid 380s	U.S. Gulf of Mexico	Aug. 14
Plus approx. $19,000 per day for mobilization expenses and upgrade costs amortized through Aug. 13. Plus cost adjustments. Continue with Noble Energy to Aug. 14, mid 520s. Plus cost adjustments and three 1-year unpriced options

ENSCO 8502	Semisubmersible DP	8500/10000	Nexen/LLOG	Low 500s	U.S. Gulf of Mexico	Jul. 13	Assigned to LLOG. Plus approx. $35,000 per day for reimbursable mobilization expenses and upgrade costs amortized through Jul. 13. Plus cost adjustments. Then to Stone Nov. 13 to Jul. 14, low 530s
ENSCO 8503	Semisubmersible DP	8500/10000	Cobalt	Low 550s	U.S. Gulf of Mexico	Jan. 14	Zero rate for approx. 5 days in 2Q13. Plus approx. $54,000 per day for reimbursable mobilization expenses and upgrade costs amortized through Dec. 13. Plus cost adjustments
ENSCO 8505	Semisubmersible DP	8500/10000	Anadarko/Apache/ Noble Energy	High 480s	U.S. Gulf of Mexico	Jul. 14	Plus cost adjustments and two 1-year unpriced options
ENSCO 8506	Semisubmersible DP	8500/10000	Anadarko	Low 530s	U.S. Gulf of Mexico	Jul. 15	Zero rate for approx. 6 days in 2Q13. Plus cost adjustments

Brazil
ENSCO DS-4	Drillship, DP3 Samsung	10000/12000	BP	Low 550s	Brazil	Jul. 16	Zero rate for 26 days in 1Q13. Plus cost adjustments
ENSCO 7500	Semisubmersible DP	8000	Petrobras	Low 320s	Brazil	Aug. 14
Zero rate for 54 days in 1Q13 and approx. 11 days in 2Q13. Eligible for bonus opportunity up to 5%. Plus approx. $20,000 per day for mobilization revenue and expenses amortized over primary contract term. Plus cost adjustments

ENSCO 6001	Semisubmersible - DP Megathyst	5700	Petrobras	Mid 270s	Brazil	Jun. 13	Zero rate for 14 days in 1Q13 and approx. 12 days in 2Q13. Eligible for bonus opportunity up to 15%, plus cost adjustments
ENSCO 6002	Semisubmersible - DP Megathyst	5700	Petrobras	Mid 270s	Brazil	Jul. 13	Zero rate for 2 days in 1Q13. Eligible for bonus opportunity up to 15%, plus cost adjustments
ENSCO 6003	Semisubmersible - DP Megathyst	5700	Petrobras	Low 320s	Brazil	Jan. 17	Zero rate for 10 days in 1Q13. Eligible for bonus opportunity up to 15%, plus cost adjustments
ENSCO 6004	Semisubmersible - DP Megathyst	5700	Petrobras	Low 320s	Brazil	Oct. 16	Zero rate for 5 days in 1Q13. Eligible for bonus opportunity up to 15%, plus cost adjustments
ENSCO 5000	Semisubmersible - Conv Neptune Pentagon	2300/2650	Petrobras	High 230s	Brazil	Jul. 13	Zero rate for 14 days in 1Q13. Eligible for bonus opportunity up to 15%, plus cost adjustments
ENSCO 5002	Semisubmersible - Conv Aker H-3	1000	OGX	Low 220s	Brazil	Nov. 13	Zero rate for 5 days in 1Q13
ENSCO 5004	Semisubmersible - Conv F & G Enhanced Pacesetter	1500	OGX	Mid 230s	Brazil	Nov. 13
ENSCO 6000	Semisubmersible - DP Amethyst	3400/4000	Petrobras	Mid 270s	Brazil	Apr. 14	-----. Currently outfitted for workover activity -----

Ensco plc Fleet Status Report 15 April 2013

Monthly Changes
Bolded rig names and underlined text signify changes in rig status from previous report.
Rig Type Region / Rig	Design	Water Depth' (1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail (2)	Comments

Floaters

Europe & Mediterranean
ENSCO 5006	Semisubmersible - Conv Bingo 8,000	6200/7500	Noble Energy	Low 430s	Israel	Nov. 17
Next mobilize to Singapore shipyard under contract to Inpex for 40 month drilling program in Australia with estimated commencement 3Q14, initially low 460s. Plus periodic rate increases resulting in low 490s average rate over drilling program. Plus initial estimate of $166,000 per day amortized over the duration of the drilling program for capital upgrades and day rates during shipyard stay and mobilizations

Middle East & Africa
ENSCO DS-1	Drillship - DP Gusto 10,000	6000/10000	TOTAL	Low 350s	Angola	Jan. 16	Zero rate for 11 days in 1Q13 and approx. 7 days in 2Q13. Plus unpriced options and cost adjustments. Eligible for bonus opportunity up to 5%
ENSCO DS-2	Drillship - DP Gusto 10,000	6000/10000	TOTAL	Low 480s	Angola	Jul. 13	Zero rate for 27 days in 1Q13 and approx. 10 days in 2Q13. Next planned inspection for approx. 30 days at zero rate. Eligible for bonus opportunity up to 5%, plus cost adjustments
ENSCO DS-6	Drillship, DP3 Samsung	10000/12000	BP	Low 520s	Angola	Feb. 18
Plus approx. $102,000 per day amortized over 5-year contract term for special day rate ahead of mobilization, upgrade costs and reimbursable mobilization expenses. Plus cost adjustments and two 1-year options at mutually agreed rates

ENSCO 5001	Semisubmersible - Conv Sonat	5000/6500	PetroSA	Low 280s	South Africa	Jan. 15	Zero rate for 15 days in 1Q13 for mobilization. Plus approx. $7,500 per day for reimbursable mobilization expenses amortized over primary contract term to Jan. 15. Plus two 1-well options, low 320s

Asia & Pacific Rim
ENSCO 8504	Semisubmersible DP	8500/10000	Shell	Mid 470s	Philippines	May 15
Eligible for bonus opportunity up to 15%, plus cost adjustments. Mobilization fee and capital upgrades of $5 million to be amortized over primary contract term. Then to Shell in Malaysia Jul. 13 to May 15, mid 530s. Plus cost adjustments

ENSCO 5005	Semisubmersible - Conv F & G Enhanced Pacesetter	1500/1700	Shipyard		Singapore	1Q14	Planned inspection and shipyard upgrades

Under Construction
ENSCO DS-7	Drillship, DP3 Samsung	10000/12000	Under construction/ Contracted		South Korea	4Q16
Contracted to Total in Angola from 4Q13 to 4Q16, initial rate mid 610s for first 90 days after commencement. Plus periodic rate increases resulting in high 640s average rate over three-year contract. Mob fee of $31 million to be amortized over primary contract term

ENSCO DS-8	Drillship, DP3 Samsung GF12000	10000/12000	Under construction		South Korea	3Q14
ENSCO DS-9	Drillship, DP3 Samsung GF12000	10000/12000	Under construction		South Korea	4Q14

(1)	For rigs that may be modified to drill in deeper water depths, both the currently outfitted and maximum upgrade capabilities are shown.
(2)
Estimated available date for rig after current and follow-on contracts (excluding option period) and shipyard stays have been completed. For newbuild rigs without a contract, the estimated available date is the expected delivery date from the shipyard.

Ensco plc Fleet Status Report 15 April 2013

Rig Type Region / Rig	Design	Water Depth'	Customer/ Status	Day Rate $000′s US	Location	Est. Avail (1)	Comments

Jackups

North & South America (excluding Brazil)

U.S. Gulf of Mexico
ENSCO 68	MLT 84-CE	400	Chevron	Mid 130s	Gulf of Mexico	Jan. 14	Day rate does not include certain extra reimbursable costs
ENSCO 69	MLT 84-Slot	300	Cold stacked		Gulf of Mexico
ENSCO 75	MLT Super 116-C	400	Apache	High 130s	Gulf of Mexico	Jan. 14	Plus cost adjustments
ENSCO 81	MLT 116-C	350	Dynamic	Low 90s	Gulf of Mexico	Nov. 13	Next to Stone Apr. 13 to Nov. 13, high 130s
ENSCO 82	MLT 116-C	300	Energy XXI	Mid 120s	Gulf of Mexico	Sep. 13	Rate increases May 13 to low 130s and Jul. 13 to mid 130s, plus cost adjustments
ENSCO 86	MLT 82 SD-C	250	Apache	Low 110s	Gulf of Mexico	Jul. 13
ENSCO 87	MLT 116-C	350	Apache	Low 120s	Gulf of Mexico	Jul. 13
ENSCO 90	MLT 82 SD-C	250	Energy XXI	Low 110s	Gulf of Mexico	Oct. 13
ENSCO 99	MLT 82 SD-C	250	Energy XXI	Low 110s	Gulf of Mexico	Oct. 13
Pride Wisconsin	MLT-Slot	300	Cold stacked		Gulf of Mexico

Mexico
ENSCO 83	MLT 82 SD-C	250	Pemex	Low 90s	Mexico	Oct. 16	Shipyard inspection for 23 days in 1Q13 at zero rate
ENSCO 89	MLT 82 SD-C	250	Pemex	Low 90s	Mexico	Nov. 15	Planned inspection 3Q13 for approx. 21 days at zero rate
ENSCO 93	MLT 82 SD-C	250	Pemex	Low 90s	Mexico	Jun. 15
ENSCO 98	MLT 82 SD-C	250	Pemex	Low 90s	Mexico	Aug. 15

Europe

North Sea
ENSCO 70	Hitachi K1032N	250	RWE Dea	Mid 140s	UK	Mar. 14	Plus one 1-well unpriced option. Planned shipyard upgrade and inspection 4Q13 for approx. 90 days at zero rate. Then to RWE Dea Jan. 14 to Mar. 14, mid 140s
ENSCO 71	Hitachi K1032N	225	Maersk	Low 110s	Denmark	May 14
Plus approx. $13,000 per day for reimbursable upgrade cost amortized Oct. 12 to May 13. Rate increases May 13 to low 140s. Plus two 1-year options at escalating day rates and one 1-year at mutually agreed rate

ENSCO 72	Hitachi K1025N	225	Maersk	Low 110s	Denmark	Aug. 13	Plus approx. $7,000 per day for reimbursable upgrade cost amortized Aug. 12 to Aug. 13. Plus three 1-year options at escalating day rates and one 1-year option at mutually agreed rate
ENSCO 80	MLT 116-CE	225	Perenco	High 90s	UK	Feb. 17
Plus cost adjustments. Next to EOG May 13 to Feb. 14, high 90s, plus cost adjustments. Rate increases late Nov. 13 to low 130s and mid Dec. 13 to high 130s, plus cost adjustments. Then to GDF Feb. 14 to Feb. 17, high 130s. Plus cost adjustments and unpriced option

ENSCO 92	MLT 116-C	225	RWE Dea	Mid 140s	UK	Sep. 14
Next to ONE in Netherlands Jul. 13 to Sep. 13, low 130s. Plus cost adjustments. Then to Tullow in Netherlands Sep. 13 to Dec. 13, mid 140s. Plus cost adjustments. Then to ONE Dec. 13 to May 14, mid 140s. Plus cost adjustments. Then to ConocoPhillips in UK May 14 to Sep. 14, low 160s. Plus cost adjustments

ENSCO 100	MLT 150-88-C	350	E.ON	High 150s	UK	Nov. 14	Planned shipyard inspection for approx. 35 days in 2Q13 at zero rate. Next to Ithaca Jun. 13 to Nov. 14, low 160s. Plus cost adjustments and two 1-well options
ENSCO 101	KFELS MOD V-A	400	Maersk	Low 200s	UK	Jan. 15
Planned shipyard inspection for ----- approx. 25 days in 2Q13 at zero rate. Next to Tullow May 13 to Sep. 13, mid 210s. Then to DONG in Denmark to Jan. 14, low 220s. Plus two 25-day unpriced options. Then to BP in UK to Jan. 15, mid 210s, plus two 6-month unpriced options. All with cost adjustments

ENSCO 102	KFELS MOD V-A	400	-----Shipyard	-----	UK	Jun. 16
Planned shipyard inspection for ----- approx. 28 days in 2Q13 at zero rate. Next to ConocoPhillips late Apr. 13 to Jun. 16, low 200s. Rate firm for 8 wells (est. through Jun. 14) thereafter at mutually agreed rate. Plus cost adjustments and unpriced options

Ensco plc Fleet Status Report 15 April 2013

Rig Type Region / Rig	Design	Water Depth'	Customer/ Status	Day Rate $000′s US	Location	Est. Avail (1)	Comments

Jackups

Middle East & Africa

Middle East
ENSCO 54	F&G L-780 Mod II-C	300	-----BG	Low 140s	-----India	Oct. 13	-----. -----. Plus approx. $9,000 per day for mobilization amortized to Oct. 13
ENSCO 58	F&G L-780 Mod II	250	Saudi Aramco	Mid 60s	Saudi Arabia	Dec. 13	Planned inspection for approx. 15 days in 4Q13 and approx. 30 days in 1Q14 at zero rate. Plus one 1-year same rate option
ENSCO 76	MLT Super 116-C	350	Saudi Aramco	Low 100s	Saudi Arabia	Jun. 14	Zero rate for 13 days in 1Q13 and approx. 18 days in 2Q13. Planned inspection 4Q13 for approx. 20 days at zero rate. Plus one 1-year option, high 150s
ENSCO 84	MLT 82 SD-C	250	Shipyard		Saudi Arabia	Nov. 14	Shipyard upgrade for 35 days in 1Q13 and approx. 45 days in 2Q13 at zero rate. Then to Saudi Aramco to Nov. 14, low 60s. Plus one 1-year option, mid 70s
ENSCO 88	MLT 82 SD-C	250	Ras Gas	Low 80s	Qatar	Oct. 16
Rate increases May 13 to low 110s. Next planned shipyard upgrade and mobilization for approx. 30 days in 2Q13 and approx. 90 days in 3Q13 at zero rate. Then to Saudi Aramco Oct. 13 to Oct. 16, low 100s. Plus one 1-year priced option

ENSCO 91	Hitachi Zosen Drill Hope C-150	270	Saudi Aramco	High 60s	Saudi Arabia	Aug. 14	Plus one 1-year option, mid 90s
ENSCO 94	Hitachi 250-C	250	Shipyard		Qatar	May 16	Shipyard upgrade for 90 days in 1Q13 and approx. 40 days in 2Q13 at zero rate. Then to Saudi Aramco May 13 to May 16, low 100s. Plus one 1-year priced option
ENSCO 96	Hitachi 250-C	250	Saudi Aramco	Low 60s	Saudi Arabia	Dec. 14	Planned shipyard upgrade for approx. 15 days in 2Q13 and approx. 65 days in 3Q13 at zero rate. Plus one 1-year option, mid 70s
ENSCO 97	MLT 82 SD-C	250	Saudi Aramco	Low 60s	Saudi Arabia	Dec. 14	Planned shipyard upgrade for approx. 45 days in 3Q13 and approx. 35 days in 4Q13 at zero rate. Plus one 1-year option, mid 70s

Asia & Pacific Rim

Southeast Asia / Australia
ENSCO 52	F&G L-780 Mod II-C	300	Shipyard		Malaysia	Jul. 14
Shipyard upgrade for 30 days in 1Q13 and approx. 60 days in 2Q13 at zero rate. Next to Murphy in Malaysia late May 13 to Jul. 14, high 70s. Plus cost adjustments and one 1-year unpriced option. Plus $21,000 per day for upgrade costs amortized Jun. 13 to Nov. 13

ENSCO 53	F&G L-780 Mod II-C	300	BC Petroleum	Low 100s	Malaysia	Jun. 13	Plus cost adjustments
ENSCO 56	F&G L-780 Mod II-C	300	-----Shipyard	-----	-----Singapore	Jun. 13	-----. Planned shipyard time 2Q13 for approx. 90 days at zero rate. Expect to work to Jun. 15, mid 110s
ENSCO 67	MLT 84-CE	400	Pertamina	Mid 130s	Indonesia	Mar. 16	Plus one 8-month unpriced option
ENSCO 85	MLT 116-C	300	Pertamina	Mid 130s	Indonesia	Feb. 14	Plus approx. $7,000 per day for mobilization amortized Feb. 13 to Jan. 14. Plus one 8-month unpriced option
ENSCO 104	KFELS MOD V-B	400	Apache	Mid 190s	Australia	Jan. 14	Plus cost adjustments. Next to ENI in Australia May. 13 to Jan. 14, mid 220s
ENSCO 105	KFELS MOD V-B	400	Petronas Carigali	Mid 150s	Malaysia	Nov. 13	Shipyard time for 34 days in 1Q13 at zero rate. Plus one 1-year unpriced option
ENSCO 106	KFELS MOD V-B	400	Newfield	High 130s	Malaysia	Oct. 13	Plus cost adjustments. Expect to work to Oct. 14, mid 150s
ENSCO 107	KFELS MOD V-B	400	-----Mitra Energy	Low 160s	Vietnam	Aug. 14	-----. -----. Plus two 1-well options. Then to OMV in New Zealand Oct. 13 to Aug. 14, low 230s. Plus cost adjustments and one 90-day unpriced option. Mob fee to be amortized over primary contract term
ENSCO 108	KFELS MOD V-B	400	PTTEP	Mid 130s	Thailand	Apr. 14	Plus approx. $2,000 per day for upgrade costs amortized Apr. 12 to Apr. 14
ENSCO 109	KFELS MOD V-Super B	350	ENI/Murphy/ Vermillion/Santos	Low 180s	Australia	Aug. 13	Plus approx. $5,000 per day for mobilization amortized to Apr. 13. Next to PTTEP Jun. 13 to Aug. 13, mid 190s. Plus one 1-well same rate option

Under Construction
ENSCO 120	KFELS Super A	400	Under construction/ Contracted		Singapore	Apr. 15	Contracted to Nexen in the UK from 4Q13 to Apr. 15, low 230s. Plus cost adjustments and eleven 1-well options. Mob fee of approx. $8 million to be amortized over primary contract term
ENSCO 121	KFELS Super A	400	Under construction/ Contracted		Singapore	1Q16	Contracted to Wintershall in Danish and Dutch sector from 1Q14 to 1Q16, low 230s. Plus one 1-year unpriced option. Mob fee of approx. $8 million to be amortized over primary contract term
ENSCO 122	KFELS Super A	400	Under construction		Singapore	3Q14
ENSCO 110	KFELS MOD V-B	400	Under construction		Singapore	1Q15

(1)
Estimated available date for rig after current and follow-on contracts (excluding option period) and shipyard stays have been completed. For newbuild rigs without a contract, the estimated available date is the expected delivery date from the shipyard.

Ensco plc Fleet Status Report 15 April 2013

Rig	Design	Water Depth'	Customer/ Status	Day Rate $000′s US	Location	Est. Avail (1)	Comments

Other

Deepwater Drilling Management
Kizomba	Deepwater TLP Drilling Rig	5000	ExxonMobil	Mid 40s	Angola	Jun. 15	Currently reduced crew. Rate increases May 13 to mid 80s with full crew complement. Expect to commence operations in 4Q13
Thunderhorse	Deepwater Semisubmersible	6000	BP	Mid 90s	U.S. Gulf of Mexico	Jan. 14	Plus three 1-year priced options, plus cost adjustments
Mad Dog	Deepwater Spar Drilling Rig	4500	BP	Low 60s	U.S. Gulf of Mexico	Jan. 15	Plus one 1-year priced option, plus cost adjustments

(1)
Estimated available date for rig after current and follow-on contracts (excluding option period) and shipyard stays have been completed. For newbuild rigs without a contract, the estimated available date is the expected delivery date from the shipyard.

Definitions and Disclaimers

Day Rate Definition. The day rates reflected in this Fleet Status Report are the operating day rates charged to customers, which may include estimated contractual adjustments for changes in operating costs and/or reimbursable cost adjustments for ongoing expenses such as crew, catering, insurance and taxes. The day rates, however, do not include certain types of non-recurring revenues such as lump sum mobilization payments, revenues earned during mobilizations, revenues associated with contract preparation and other non-recurring reimbursable items such as mobilizations and capital enhancements, and the impact of the fair market value adjustments to previously acquired drilling contracts. Routine and non-routine downtime may reduce the actual revenues recognized during the contract term. Additionally, the Company occasionally negotiates special rates with customers as noted in the comments that reduce revenues recognized during the contract term.

Forward Looking Statement. Statements contained in this Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “could,” “may,” “might,” “should,” “will” and similar words and specifically include statements involving future rig day rates; cost adjustments; utilization; estimated rig availability; contract duration, status, terms and other contract commitments; customers; rig enhancement projects; new rig commitments; the expected period of time and number of rigs that will be in a shipyard for repairs, maintenance, enhancement or construction; and scheduled delivery dates for new rigs. Such statements are subject to numerous risks, uncertainties and assumptions that may cause actual results to vary materially from those indicated, including governmental regulatory, legislative and permitting requirements affecting drilling operations; changes in worldwide rig supply and demand, competition and technology; future levels of offshore drilling activity; downtime and other risks associated with offshore rig operations, relocations, severe weather or hurricanes; possible cancellation or suspension of drilling contracts as a result of mechanical difficulties, performance or other reasons; risks inherent to shipyard rig construction, repair, maintenance or enhancement; actual contract commencement dates; environmental or other liabilities, risks or losses; our ability to attract and retain skilled personnel on commercially reasonable terms; governmental action, civil unrest and political and economic uncertainties; terrorism, piracy and military action; and the outcome of litigation, legal proceedings, investigations or other claims or contract disputes. In addition to the numerous factors described above, you should also carefully read and consider “Item 1A. Risk Factors” in Part I and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of our most recent annual report on Form 10-K, as updated in our subsequent quarterly reports on Form 10-Q, which are available on the SEC’s website at www.sec.gov or on the Investor Relations section of our website at www.enscoplc.com. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.